UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 29, 2007 (June 14, 2007)
Date of Report (Date of earliest event reported)

MARKLAND TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-28863	84-1331134
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

222 Metro Center Blvd., Warwick, RI	02886
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (401) 921-5160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities.

Litigation Settlement, Securities Purchase, Relinquishment and Exchange Agreement and Related Agreements

Litigation Settlement, Securities Purchase, Relinquishment and Exchange Agreement

On June 15, 2007, Markland Technologies, Inc. (the “Company”) consummated an agreement under a Litigation Settlement, Securities Purchase, Relinquishment and Exchange Agreement (the “Purchase Agreement”) and related agreements with certain of the Company’s existing stockholders, Southridge Partners LP, Southshore Capital Fund Ltd., Brittany Capital Management, Ltd., and Aberdeen Avenue LLC (the “Investors”), and with Robert Tarini, the Company’s Chief Executive Officer, and Gino Pereira, the company’s Chief Financial Officer (the “Holders”) (the “Transaction”). A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

As part of the Transaction, the parties agreed to and/or undertook the following:

(a)  The Company agreed to sell to certain of the Investors, and such Investors agreed to purchase, 3,155,949 shares of common stock, $0.001 par value per share (“Common Stock”), of Technest Holdings, Inc., a Nevada corporation and a majority-owned subsidiary of the Company (“Technest”), that the Company held (the “Purchased Shares”), at a price per share of approximately $0.4753 for a total purchase price of $1,500,000 (the “Purchase Price”). The following table sets forth the number of shares of Technest Common Stock purchased by each Investor, and the Purchase Price it paid:

Investor	Number of Technest Shares	Purchase Price of Technest Shares
Southridge Partners LP	1,199,261	$570,000
Southshore Capital Fund Ltd.	788,987	$375,000
Aberdeen Avenue LLC	1,167,701	$555,000
	Total: 3,155,949	$1,500,000

The sale of the Technest Common Stock to the Investors was not registered under the Securities Act, but was made in reliance upon an exemption from the registration requirements of the Securities Act. In connection therewith, each of the Investors represented that it was an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act.

(b)	The Holders agreed to relinquish the Company’s outstanding Series F Preferred Stock that each held, as follows:

Holder	Series F Preferred Stock Relinquished
Robert Tarini	650
Gino Pereira	700
Total: 1350

(c)  The Company and the Investors agreed to dismiss, with prejudice and without costs, the litigation captioned Aberdeen Avenue, LLC et al. v. Markland Technologies, Inc., to which they were parties, which was pending in New York state court.

(d)  The Company and the Investors agreed to exchange each Investor’s shares of the Company’s Series E Convertible Preferred Stock, $0.0001 par value per share (the “Series E Preferred Stock”), that it held, for shares of the Company’s newly issued Series G Preferred Stock, $0.0001 par value per share (the “Series G Preferred Stock”). The salient terms of the Series G Preferred Stock are outlined below under Item 5.03. The following table illustrates the number of shares of Series G Preferred Stock issued to each Investor in exchange for its Series E Preferred Stock:

Investor	Series E Preferred Stock Exchanged for Series G Preferred Stock	New Series G Preferred Stock Issued in Exchange for Series E Preferred Stock
Southridge Partners LP	450.00	636.25
Southshore Capital Fund Ltd.	79.20	111.81
Aberdeen Avenue LLC	690.00	1,203.18
Brittany Capital Management Ltd.	13.00	22.67
	Total: 1,232.20	1,973.91

The issuance of the Series G Preferred Stock to the Investors was not registered under the Securities Act, but was made in reliance upon the exemptions from registration requirements of the Securities Act set forth in Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder, insofar as such securities were issued only to “accredited investors” within the meaning of Rule 501 of Regulation D.

(e)  Each of the Holders agreed to relinquish certain rights entitled to him pursuant to the terms of an equity grant dated October 20, 2006, and in exchange, the Company agreed to issue each Holder 375,000 shares of Technest Common Stock. The terms of the equity grant was previously reported by the Company in its Current Report on Form 8-K filed with the SEC on October 24, 2006.

(f)  The Company issued shares of Technest Common Stock to the Investors as payment in full to the Investors of any liquidated damages entitled to them in connection with a registration rights agreement dated March 24, 2006 between the Company and the Investors. Under the terms of that agreement, which was previously reported by the Company in its Current Report on Form 8-K filed with the SEC on March 28, 2006, the Company was obligated to cause Technest to file a registration statement on Form SB-2 with the SEC to register the resale of the shares of Technest Common Stock underlying the Series E Preferred Stock granted to them in connection with a March 24, 2006 transaction. The following table sets forth the number of shares of Technest Common Stock issued to each Investor in payment of such liquidated damages:

Investor	Number of Shares of Technest Common Stock
Southridge Partners LP	162,000
Southshore Capital Fund Ltd.	28,512
Aberdeen Avenue LLC	248,400
Brittany Capital Management Ltd.	4,680
Total: 443,592

Security Agreement

In connection with the Transaction, the Company and the Investors entered into a Security Agreement for the benefit of the Investors to grant to them a second priority security interest in 1,739,130 shares of Technest Common Stock (the “Pledged Shares”), which is currently pledged to Silicon Valley Bank pursuant to the Loan and Security Agreement between Technest and Silicon Valley Bank, which was previously disclosed by the Company in the Company’s Current Report on Form 8-K filed with the SEC on August 18, 2006.

Under the Security Agreement, the Company’s security interest in the Pledged Shares is currently a second lien, subordinated to the security interest of Silicon Valley Bank, and will be amended to a first priority lien after Silicon Valley Bank has relinquished its interest in the shares.

A copy of the Security Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Escrow Arrangement

In order to secure the conversion rights associated with the Series G Preferred Stock, and to effectuate disbursements to the Investors and third parties of the Purchase Price, the Purchased Shares, and the Pledged Shares as contemplated by the Purchase Agreement, the Company deposited an aggregate of 4,155,949 shares of Technest Common Stock into an escrow account with Gersten Savage LLP, as escrow agent, and has instructed Silicon Valley Bank to cause the Pledged Shares to be placed in the escrow account immediately upon its release of its security interest in the Pledged Shares. In connection therewith, the Company, the Investors and the Holders entered into an Escrow Agreement dated (the “Escrow Agreement”), with Gersten Savage LLP, as escrow agent, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Registration Rights

The Company also granted the Investors and the Holders certain registration rights with respect to the Purchased Shares (described in paragraph (a) above), the shares of Technest Common Stock underlying the Investors’ shares of Series G Preferred Stock (described under paragraph (d) above), and the Holders’ shares of Technest Common Stock (described under paragraph (e) above) pursuant to a Registration Rights Agreement (the “Registration Rights Agreement”), between the Company, the Investors and the Holders. Under this agreement, the Company is obligated to cause Technest to prepare and file a registration statement with the SEC as soon as practicable, but not later than 180 days, after receipt of a request(s) by the Investor and/or Holder holding a majority of the Registrable Securities (as defined in the Registration Rights Agreement), registering the resale of the shares of the Technest Common Stock requested to be registered. The Company is also obligated to use its best efforts to cause the Registration Statement to become effective within 270 days after it has been filed. Under the terms of the Registration Rights Agreement, the Investors and Holders are limited to two demand registration statements per year.

Under certain circumstances, including in the event of Registration Default (as defined in the Registration Rights Agreement), the Company will be obligated to pay certain liquidated damages to the Investors and the Holders.

A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Lease Assumption Agreement with Robert Tarini

Concurrently with the execution of the agreements described above, the Company and Robert Tarini entered into a Lease Assumption and Indemnification Agreement (the “Lease Assumption Agreement”). The Company had a five year lease for office and warehouse space at 222 Metro Center Blvd, Warwick RI, of which approximately four years remained on the lease term. Pursuant to the Lease Assumption Agreement, Mr. Tarini agreed to assume the Company’s lease agreement for the remainder of the lease term and to indemnify the Company against any and all liabilities arising from the aforementioned lease agreement, and in consideration for such lease assumption and indemnification, Mr. Tarini received $50,000 from the Company.

A copy of the Lease Assumption Agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Mutual Release and Indemnification Agreement with Robert Tarini

Concurrently with the execution of the agreements described above, the Company and Robert Tarini entered into a Mutual Release and Indemnification Agreement (the “Release Agreement”), pursuant to which Mr. Tarini agreed to resign his positions as an officer and director of the Company effective five business days following the closing of the Transaction. A description of the terms of Mr. Tarini’s resignation as set forth in the Release Agreement is included below under Item 5.02, and is incorporated herein by reference.

A copy of the Release Agreement is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Out of the proceeds of the Transaction, among other disbursements, the Company paid $375,000 to Mr. Tarini, which included the agreed upon amount of $325,000 for back salary and severance, as described under Item 5.02 below, and $50,000 in consideration for his assumption of the Company’s lease, as described under “Lease Assumption Agreement with Robert Tarini” above.

The foregoing summary of the transactions described above and the securities issued by the Company in connection therewith is qualified in its entirety by reference to the definitive transaction documents, copies of which are attached as exhibits to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Robert Tarini

Under the terms of the Release Agreement entered into in connection with the Transaction, Robert Tarini, the Company’s Chief Executive Officer, director and Chairman of the Board, agreed to resign his positions with the Company, effective five business days following the closing of the Transaction, or June 22, 2007, and the Company and Mr. Tarini compromised and settled fully and finally any claims, controversies or causes of action that may have related to his employment or the cessation of his employment with the Company.

Pursuant to the terms of Mr. Tarini’s Employment Agreement dated as of May 12, 2004, as amended, he was entitled to be paid an annual salary of $300,000 and a discretionary bonus in an amount determined by the Board of Directors of the Company. A portion of these amounts was accrued and unpaid. In addition, Mr. Tarini was entitled to a series of stock grants over a four year period ending January 2, 2008 and a severance payment equal to his salary for the lesser of three years or the then-remaining term of the Employment Agreement in the event that his employment was terminated following a change of control of the Company. Under the terms of the Release Agreement, the Company and Mr. Tarini agree to settle such claims for an amount equal to $325,000 and the remaining balance was forgiven by Mr. Tarini.

A copy of the Release Agreement is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Appointment of Mark Allen to the Board of Directors

On June 14, 2007, the Board of Directors of the Company appointed Mark Allen to the Company's Board. Mr. Allen will serve as a director until the next succeeding annual meeting of the Company’s stockholders.

Mr. Allen is the President and founder of True To Form Limited, Inc. a designer, manufacturer and marketer of designer lighting and architectural products. Mr. Allen was previously the Chief Executive Officer and a director of CSL Lighting Manufacturing, Inc. from 1994 until February 1999, when he resigned from those positions following the acquisition by Interior Inc. of a controlling interest in CSL Lighting Manufacturing. From 1991 through 1994, Mr. Allen was employed by H. J. Meyers & Co., Inc. an investment banking firm, as Vice President, Corporate Finance and Director of Private Placements. From 1983 through 1994, Mr. Allen was employed at various investment banking firms including Shearson Lehman, Paine Webber and A.G. Edwards.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in fiscal year.

On June 15, 2007, the Company filed Articles of Amendment to Articles of Incorporation of Markland Technologies, Inc. for Designation of Preferences, Rights and Limitations of Series G Preferred Stock (the “Amendment”), with the Florida Secretary of State. The Amendment is effective as of June 15, 2007 and sets forth the terms of the Series G Preferred Stock issued to the Investors as described under Items 1.01/3.02(d) above. A copy of the Amendment as filed is attached hereto as Exhibit 3.1 and is incorporated herein by reference

Terms of the Series G Preferred Stock

Each share of Series G Preferred Stock is convertible, at the option of the holder, into either (i) 20,000 shares of Technest Common Stock (subject to adjustment as set forth in the Amendment); or (ii) shares of the Company's common stock, $0.0001 par value per share, at a conversion ratio obtained by dividing the Series G Stated Value (which is designated at $10,000) by the greater of (i) $.001 or (ii) forty percent (40%) of the average closing price for the Company’s common stock on the last five trading days preceding the conversion date. The shares of Technest Common Stock underlying the Series G Preferred Stock are shares that are currently outstanding and are held by the Company.

Each holder of shares of Series G Preferred Stock is entitled to receive dividends and distributions as made to the holders of Technest Common Stock to the same extent as if the holder had converted the shares of Series G Preferred Stock into Technest Common Stock and had held such shares on the applicable record date. Any dividends and distributions to which the holder of Series G Preferred Stock is entitled will accrue and be held in treasury, and released pro rata upon the holder’s conversion of its shares of Series G Preferred Stock.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of our affairs, each holder of Series G Preferred Stock is entitled to receive an amount equal to the Series G Stated Value for each share of Series G Preferred Stock it holds at the time, plus all declared or accrued unpaid dividends. If, upon any winding up of our affairs, our assets available to pay the holders of Series G Preferred Stock are not sufficient to permit the payment in full of this amount, then all our assets will be distributed to those holders on a pro rata basis.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1

Articles of Amendment to Articles of Incorporation of Markland Technologies, Inc. for Designation of Preferences, Rights and Limitations of Series G Preferred Stock (the “Amendment”), as filed with the Florida Secretary of State on June 15, 2007.

10.1	Litigation Settlement, Securities Purchase, Relinquishment and Exchange Agreement.
10.2	Security Agreement.
10.3	Escrow Agreement.
10.4	Registration Rights Agreement.
10.5	Lease Assumption and Indemnification Agreement.
10.6	Mutual Release and Indemnification Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 29, 2007	MARKLAND TECHNOLOGIES, INC.

	By:	/s/ Gino Pereira

Name: Gino Pereira Title: Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
3.1

Articles of Amendment to Articles of Incorporation of Markland Technologies, Inc. for Designation of Preferences, Rights and Limitations of Series G Preferred Stock (the “Amendment”), as filed with the Florida Secretary of State on June 15, 2007.

10.1	Litigation Settlement, Securities Purchase, Relinquishment and Exchange Agreement.
10.2	Security Agreement.
10.3	Escrow Agreement.
10.4	Registration Rights Agreement.
10.5	Lease Assumption and Indemnification Agreement.
10.6	Mutual Release and Indemnification Agreement.